UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2024

Enact Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40399	46-1579166
(State or other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

8325 Six Forks Road
Raleigh, North Carolina 27615
(919) 846-4100
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ACT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.
The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws;
On May 16, 2024, as described below, upon the recommendation of the Board of Directors (the “Board”) of Enact Holdings, Inc. (the “Corporation”), the Corporation’s stockholders approved an amendment to the Corporation’s Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”) to add a provision exculpating certain of the Corporation’s officers from liability in specific circumstances, as permitted by Delaware law (the “Amendment”).

As a result, the Corporation filed a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware on May 16, 2024 (“Certificate of Amendment”), which became effective upon filing. Subsequently, the Corporation also filed a restated certificate of incorporation (the “Restated Certificate”) that integrated the Certificate of Incorporation and the Amendment.

The foregoing descriptions of the Amendment and the Restated Certificate are qualified in their entirety by reference to the full text of the Certificate of Amendment and Restated Certificate, respectively, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders
On May 16, 2024, the Corporation held its Annual Meeting of Stockholders (the “Annual Meeting”). The final voting results for each of the proposals submitted to a vote of the Corporation’s stockholders at the Annual Meeting are as follows:

Proposal 1: Election of directors to serve until the Corporation’s 2025 Annual Meeting of Stockholders.

	Votes “For”	Votes “Withheld”	Broker Non-Votes
DOMINIC J. ADDESSO	153,119,958	326,007	1,540,935
MICHAEL A. BLESS	153,401,846	44,119	1,540,935
JOHN D. FISK	153,402,676	43,289	1,540,935
ROHIT GUPTA	153,402,504	43,461	1,540,935
SHEILA HOODA	151,150,657	2,295,308	1,540,935
THOMAS J. MCINERNEY	145,511,984	7,933,981	1,540,935
ROBERT P. RESTREPO, JR.	153,095,973	349,992	1,540,935
DEBRA W. STILL	153,329,688	116,277	1,540,935
WESTLEY V. THOMPSON	153,400,985	44,980	1,540,935
JEROME T. UPTON	153,401,210	44,755	1,540,935
ANNE G. WALESKI	153,197,557	248,408	1,540,935

Proposal 2: Advisory vote to approve Named Executive Officer compensation.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
152,266,974	1,109,683	69,308	1,540,935

Proposal 3: Ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2024 fiscal year.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
153,961,067	1,021,625	4,208	-

Proposal 4: Approval of an Amendment to the Corporation's Certificate of Incorporation to Adopt Provisions Limiting the Liability of Certain Officers as Permitted Under Delaware Law.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
139,831,889	13,607,328	6,748	1,540,935

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number

3.1	Certificate of Amendment of Certificate of Incorporation of Enact Holdings, Inc.

3.2	Restated Certificate of Incorporation of Enact Holdings, Inc.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enact Holdings, Inc.

	By:	/s/ Hardin Dean Mitchell
		Name:	Hardin Dean Mitchell
		Title:	Executive Vice President, Chief Financial Officer and Treasurer
Dated: May 20, 2024

4